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                                                                    EXHIBIT 99.8

August 2001


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
                                 SERIES 1996-C

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, National Association, ("First USA"), as Transferor and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1996-C Certificateholders and the performance of the CC Master Credit Card Trust II (the "Trust") during the previous month. The information that is required to be prepared with respect to the September 17, 2001, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performace of the Trust during the August 2001, Monthly Period (referred to herein as the "Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-C Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders, per $1,000 original certificate principal amount.

     (1)  The total amount of the distribution to                     $3.4650000
          Class A Certificateholders, per $1,000
          original certificate principal amount

     (2)  The amount of the distribution set forth                    $3.4650000
          in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 original certificate principal amount

     (3)  The amount of the distribution set forth in                 $0.0000000
          paragraph 1 above in respect of principal of the Class A Certificates, per $1,000 original certificate principal amount

B)   Class A Investor Charge Offs and Reimbursement of Charge Offs

     (1)  The amount of Class A Investor Charge Offs                  $0.0000000

     (2)  The amount of Class A Investor Charge Offs                  $0.0000000
          set forth in paragraph 1 above, per $1,000 original certificate principal amount

     (3)  The total amount reimbursed in respect of                   $0.0000000
          Class A Investor Charge Offs
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     (4)  The amount set forth in paragraph 3 above,                  $0.0000000
          per $1,000 original certificate principal amount

     (5)  The amount, if any, by which the outstanding                $0.0000000
          principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date

C) Information Regarding Distributions to the Class B Certificateholders, per $1,000 original certificate principal amount

     (1)  The total amount of the distribution to                     $3.6804165
          Class B Certificateholders, per $1,000
          original certificate principal amount

     (2)  The amount of the distribution set forth in                 $3.6804165
          paragraph 1 above in respect of interest on the Class B Certificates, per $1,000 original certificate principal amount

     (3)  The amount of the distribution set forth in                 $0.0000000
          paragraph 1 above in respect of principal on the Class B Certificates, per $1,000 original certificate principal amount

D)   Class B Investor Charge Offs and Reimbursement of Charge Offs

     (1)  The amount of Class B Investor Charge Offs                  $0.0000000

     (2)  The amount of Class B Investors Charge Offs                 $0.0000000
          set forth in paragraph 1 above, per $1,000 original certificate principal amount

     (3)  The total amount reimbursed in respect of                   $0.0000000
          Class B Investor Charge Offs

     (4)  The amount set forth in paragraph 3 above, per              $0.0000000
          $1,000 original certificate principal amount

     (5)  The amount, if any, by which the outstanding                $0.0000000
          principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date



                                            First USA Bank, National Association
                                            as Servicer

                                            By /s/ Tracie Klein
                                               --------------------------------
                                               Tracie H. Klein
                                               First Vice President